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                                                                    Exhibit 10.1
                         FIRST AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT
                      ------------------------------------

         This First Amendment to Amended and Restated Loan and Security Agreement, dated as of August 22, 1995, between DURAMED PHARMACEUTICALS, INC., a Delaware corporation (referred to herein as "Borrower") and THE PROVIDENT BANK ("Bank"), an Ohio banking corporation.

                                   WITNESSETH

         WHEREAS, Borrower and Bank have previously entered into an Amended and Restated Loan and Security Agreement dated December 31, 1994 (the "Loan and Security Agreement");

         WHEREAS, Borrower wishes to extend the maturity of the Loans, borrow an additional $3,000,000 on a term loan basis and make certain other changes to the terms of the Loans and the Loan and Security Agreement as set forth herein;

         WHEREAS, Bank is willing to make such changes to the terms of the Loans and lend such additional sums to Borrower under the terms of the Loan and Security Agreement as amended hereby; and

         WHEREAS, the terms used in this Agreement shall have the meanings as defined in the Loan and Security Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto desiring legally to be bound, hereby agree as follows:

         1. Section 2.2 of the Loan and Security Agreement is hereby amended by the addition of the following sentence at the end of such Section:
"Subject to the terms and conditions of this Agreement, the Bank agrees to make an additional loan to the Borrower in the principal amount of Three Million Dollars ($3,000,000) (the "Additional Term Loan") on a term loan basis." Such term loan shall be evidenced by a Note in the form attached as Exhibit "A" hereto.

         2.      The Loan and Security Agreement is hereby amended to add a new
Section 2.5 to read in full as follows:

                 "Section 2.5 ADDITIONAL INTEREST. The Borrower shall pay additional interest on the Loans to Bank in the amounts and on the dates set forth below unless prior to the due date of such additional interest (i) the $3,000,000 Additional Term Loan or any modification, extension or renewal thereof has been paid in full by the Borrower and (ii) the outstanding principal amount of the $9,500,000 Amended and Restated Promissory Note dated December 31, 1994, or any modification, extension or renewal thereof has been reduced to $1,500,000.
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
                 The additional interest payable pursuant to this Section 2.5 shall be in addition to all other interest, fees, principal and other charges otherwise payable pursuant to the terms of the Notes or this Loan and Security Agreement.


                 Additional Interest Amount                                  Date Due
                 --------------------------                                  --------
                          $150,000                                           January 1, 1996
                          $150,000                                           February 1, 1996
                          $150,000                                           March 1, 1996
                          $200,000                                           April 1, 1996
                          $200,000                                           May 1, 1996
                          $200,000                                           June 1, 1996
                          $250,000                                           July 1, 1996
                          $250,000                                           August 1, 1996
                          $250,000                                           September 1, 1996

         3. Section 5.15 of the Loan and Security Agreement is hereby amended by the deletion of clause (a) of the first sentence thereof and the substitution of the following in the place thereof:

                 "(a)   Stock Holder's Equity at all times not less than $1.00."

         4. Section 10.1 of the Loan and Security Agreement is hereby amended by the deletion of the period at the end of such Section and the addition of the following in the place thereof:

                 "; and (l) the Borrower shall fail to cause a Registration Statement on Form S-3 to be filed within ten (10) days of the written request of the Holder pursuant to Section 1.1 of that certain Amendment No. 1 to Registration Rights Agreement dated August 22, 1995 between the Borrower, the Bank and Provident Bancorp, Inc., or fail to take its best efforts to cause such Registration Statement to become effective as soon as possible thereafter, or fail to promptly inform Bank of the content of all comments and communications from the Securities and Exchange Commission, such obligation being absolute, with time of the essence."

         5. The terms of the Ten Million Five Hundred Thousand Dollar ($10,500,000) Amended and Restated Promissory Note dated December 31, 1994 are hereby amended to provide that the maturity of the Note is extended to September 30, 1996.

         6. The terms of the Nine Million Five Hundred Thousand Dollar ($9,500,000) Amended and Restated Promissory Note dated December 31, 1994 are hereby amended to provide that (i) the maturity of the Note is extended to September 30, 1996 and (ii) the due date of the Two Million Dollar ($2,000,000) principal instalments due under the terms of the Note on September 1 and December 1, 1995 are hereby extended to be due at maturity on September 30, 1996.
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         7.      As partial consideration for the undertakings of Bank
hereunder, Borrower agrees (i) to issue Bank a warrant for the purchase of 200,000 shares of the common stock of Borrower, (ii) to enter into a Registration Rights Agreement, (iii) to enter into Amendment No. 1 to Registration Rights Agreement and (iv) to enter into a Second Amendment to Forbearance Agreement.

         8. Borrower hereby represents and warrants that no Event of Default, or event which with the passage of time or the giving of notice, or both, should become an Event of Default, has occurred and is continuing as of the date hereof, except with respect to the breach of Section 5.15 of the Loan and Security Agreement previously waived by Bank.

         9. All of the terms and conditions of the Loan and Security Agreement not amended hereby shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Amended and Restated Loan and Security Agreement to be executed and delivered as of the date first above written.

                                        DURAMED PHARMACEUTICALS, INC.



                                        By: /s/ Timothy J. Holt
                                           ----------------------------------
                                                Vice President




                                        THE PROVIDENT BANK



                                        By: /s/ Robert L. Hoverson
                                           ----------------------------------
                                                Executive Vice President